Exhibit 99.12

MBNA MASTER CREDIT CARD TRUST II SERIES 1995-J

KEY PERFORMANCE FACTORS
October 31, 1996



        Expected B Maturity                                       12/16/02


        Blended Coupon                                             5.6497%



        Excess Protection Level
          3 Month Average  5.35%
          October, 1996  5.17%
          September, 1996  5.26%
          August, 1996  5.63%


        Cash Yield                                  16.74%


        Investor Charge Offs                        3.73%


        Base Rate                                   7.84%


        Over 35 Day Delinquency                     4.26%


        Seller's Interest                           13.91%


        Total Payment Rate                          12.45%


        Total Principal Balance                     $21,339,637,968.33


        Investor Participation Amount               $500,000,000.00


        Seller Participation Amount                 $2,967,710,449.84